Fair value measurement	12 Months Ended
Dec. 31, 2019
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Fair value measurement
9.	Fair value measurement
Set out below is a comparison by class of the carrying amounts and fair value of the Group’s financial liabilities that are carried in the consolidated financial statements:

		December 31, 2019		December 31, 2018
	Level	Carrying amount	Fair value	Carrying amount	Fair value
Financial liabilities measured at amortised cost
Floating rate loans and borrowings	2	370,312	357,276	384,608	356,444
Bonds	1	6,483	6,534	11,195	10,876
Fixed rate loans and borrowings	2	11,727	11,169	23,029	21,852
Other non-current financial liabilities (Note 10.4)	2	48, 3 03	46, 2 00	44,510	40,528

Total		436, 8 25	421, 1 79	463,342	429,700

The fair value of loans and borrowings was calculated based on the present value of future principal and interest cash flows, discounted at the Group’s interest rates adjusted for risk premium at the reporting dates (Level
2
).
Management assessed that the fair values of cash and cash equivalents, trade and other receivables (other than arising from provisionally priced contracts), trade and other payables and bank overdrafts approximate their carrying amounts largely due to the short-term maturities of these instruments.
As of December 31, 2019 and 2018, trade receivables of RUB 459 million and RUB 1,938 million arising from provisionally priced contracts were measured at fair value through profit or loss upon recognition (Level 2). The adjustments to the final price on provisionally priced contracts measured at fair value resulted in a net loss of RUB 815 million, net gain of RUB 29 million and net loss of RUB 1,520 million and are recorded within revenue for the year ended December 31, 2019, 2018 and 2017, respectively.
The fair value of the financial assets and liabilities is included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.